                                                                  Exhibit 99.1

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials
-----------------------------

$633,003,500 (Approximate)

Washington Mutual MSC
Mortgage Pass-Through Certificates, Series 2003-AR3

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of April 1, 2003.

April 30, 2003

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 1

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 2

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             $633,003,500 (approx.)
    Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

----------------------------------------------------------------------------------------------------------------------------
                                      Expected    Credit    Certificate
                   Certificate Size    Ratings    Enhance     Interest       Collateral     Collateral       Certificate
 Class     MLG            (1)          S&P/Mdy   %age (2)       Rate            Type           Index             Type
----------------------------------------------------------------------------------------------------------------------------
 I-A-1      I        $106,866,500      AAA/Aaa     10.00%     WAC (3)          3/6-mo       6-Mo LIBOR      Group I Senior
                                                                               Hybrid
----------------------------------------------------------------------------------------------------------------------------
 I-X-1      I         Notional (4)     AAA/Aaa     10.00%    Fixed (4)         3/6-mo       6-Mo LIBOR      Group I Senior
                                                                               Hybrid
----------------------------------------------------------------------------------------------------------------------------
II-A-1      II       $274,373,900      AAA/Aaa     10.00%     WAC (5)          5/6-mo       6-Mo LIBOR      Group II Senior
                                                                               Hybrid
----------------------------------------------------------------------------------------------------------------------------
II-X-1      II        Notional (6)     AAA/Aaa     10.00%    Fixed (6)         5/6-mo       6-Mo LIBOR      Group II Senior
                                                                               Hybrid
----------------------------------------------------------------------------------------------------------------------------
 III-A   III(11)     $ 56,885,200      AAA/Aaa     10.00%     WAC (7)          3/6-mo       6-Mo LIBOR      Group III Senior
                                                                               Hybrid
----------------------------------------------------------------------------------------------------------------------------
 IV-A    IV (11)     $115,179,900      AAA/Aaa     10.00%     WAC (8)          5/6-mo       6-Mo LIBOR      Group IV Senior
                                                                               Hybrid
----------------------------------------------------------------------------------------------------------------------------
  V-A       V        $ 26,250,100      AAA/Aaa     10.00%     WAC (9)          7/6-mo       6-Mo LIBOR      Group V Senior
                                                                               Hybrid
----------------------------------------------------------------------------------------------------------------------------
   M       All       $ 26,079,900      AA+/Aaa      5.95%     WAC (10)    Total Portfolio   6-Mo LIBOR    Crossed Mezzanine

----------------------------------------------------------------------------------------------------------------------------
  B-1      All       $ 11,913,200      AA/Aa2       4.10%     WAC (10)    Total Portfolio   6-Mo LIBOR   Crossed Subordinate

----------------------------------------------------------------------------------------------------------------------------
  B-2      All       $  9,015,300       A/A2        2.70%     WAC (10)    Total Portfolio   6-Mo LIBOR   Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------
  B-3      All       $  6,439,500     BBB/Baa2      1.70%     WAC (10)    Total Portfolio   6-Mo LIBOR   Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) For every Distribution Date on or prior to June 2006, the Class I-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans minus 1.290%. Thereafter, the Class I-A-1 Certificates will bear interest at the weighted average Pass-Through Rates of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 3.498%.

(4) For every Distribution Date on or prior to June 2006, the Class I-X-1 Certificates bear interest at a fixed rate of 1.290% on a notional balance equal to the current principal balance of the Class I-A-1 Certificates. Thereafter, the Class I-X-1 Certificates will not bear any interest.

(5) For every Distribution Date on or prior to June 2008, the Class II-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans minus 0.655%. Thereafter, the Class II-A-1 Certificates will bear interest at the weighted average Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.415%.

(6) For every Distribution Date on or prior to June 2008, the Class II-X-1 Certificates bear interest at a fixed rate of 0.655% on a notional balance equal to the current principal balance of the Class II-A-2 Certificates. Thereafter, the Class II-X-1 Certificates will not bear any interest.

(7) The Class III-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group III Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.825%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 3

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

(8) The Class IV-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group IV Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.055%.

(9) The Class V-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group V Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.203%

(10) The Class M and Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates, excluding notional balances. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.997%.

(11) Mortgage Loans Groups III and IV or comprised entirely with mortgage loans with conforming balances.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 4

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller/Master Servicer:   Washington Mutual Mortgage Securities Corp.

Trustee:                            U.S. Bank National Association

Mortgage Loan Originator:           All of the Mortgage Loans were originated or
                                    acquired by GreenPoint Mortgage Funding,
                                    Inc.

Cut-off Date:                       June 1, 2003

Closing Date:                       June 30, 2003

Rating Agencies:                    Standard & Poor's and Moody's Investors
                                    Service

Legal Structure:                    REMIC

Optional Call:                      5% cleanup call

Distribution Date:                  25th of each month or next business day,
                                    commencing July 25, 2003

Remittance Type:                    Scheduled/Scheduled

Form of Registration:               The investment grade Certificates will be
                                    issued in book-entry form through DTC

ERISA: All of the Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior, Senior Mezzanine and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 5

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Advancing Obligation:               The Master Servicer is obligated to advance
                                    delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:              On each Distribution Date, the Master
                                    Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Other Certificates:                 The following Classes of "Other
                                    Certificates" will be issued in the
                                    indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby.

                                    Certificate   Orig. Balance          PT Rate
                                    -----------   -------------   --------------------
                                    Class B-4       $6,439,600    WAC (see footnote 10)
                                    Class B-5       $2,253,700    WAC  (see footnote 10)
                                    Class B-6       $2,254,103    WAC (see footnote 10)

Collateral Description:             As of June 1, 2003, the aggregate principal
                                    balance of the Mortgage Loans described
                                    herein is expected to be approximately $644 million. The Mortgage Loans are conventional, adjustable rate Six-Month
                                    LIBOR indexed Mortgage Loans with initial rate adjustments occurring either three, five or seven years after the date of origination ("Hybrid ARMs"). The Mortgage
                                    Loans are secured by first liens on one- to four- family residential properties. All of the Mortgage Loans in the Mortgage Loans
                                    Groups III and IV have conforming balances.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 6

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    Approximately 80% of the Mortgage Loans (by principal balance as of April 1, 2003) allow for payments of interest only for a term equal to the initial fixed period of the Mortgage Loan. After such interest only period, the principal balance of such Mortgage Loan will fully amortize over its remaining term.

                                    Approximately 13% of the Mortgage Loans (by principal balance as of April 1, 2003) incur a penalty for any prepayments during the first 36 months after origination in excess of 20% of the initial principal balance of the Mortgage Loan. All penalties collected will be retained by the Servicer as additional servicing compensation.

                                    Below are the approximate general
                                    characteristics of the Mortgage Loans as of April 1, 2003:

----------------------------------------------------------------------------------------------
                        % of   Gross    Net     WAM     Gross     Net    Rate     Max     Roll
 MLG      Loan Type     Pool    WAC     WAC    (mos)   Margin   Margin   Caps    Rate    (mos)
----------------------------------------------------------------------------------------------
  I     3/6-mo LIBOR   18.94%  5.179%  4.779%   360     2.254%   1.854%   5/1   11.179%    36
----------------------------------------------------------------------------------------------
  II    5/6-mo LIBOR   46.55%  5.454%  5.054%   360     2.289%   1.889%   5/1   10.454%    60
----------------------------------------------------------------------------------------------
 III*   3/6-mo LIBOR    9.79%  5.218%  4.818%   360     2.263%   1.863%   5/1   11.218%    36
----------------------------------------------------------------------------------------------
 IV*    5/6-mo LIBOR   19.86%  5.451%  5.051%   360     2.288%   1.888%   5/1   10.451%    60
----------------------------------------------------------------------------------------------
  V     7/6-mo LIBOR    4.85%  5.613%  5.213%   359     2.750%   2.350%   5/1   10.613%    83
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total                  100.0%  5.386%  4.986%   360     2.302%   1.902%         10.673%    54
----------------------------------------------------------------------------------------------

     *MLG III and MLG IV are comprised of conforming balance loans.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 7

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    See the attached collateral descriptions for more information.

                                    NOTE: the information related to the
                                    Mortgage Loans described herein reflects information as of the April 1, 2003. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. As a result, other mortgage loans may be added to the mortgage pool to replace the principal loss through scheduled and unscheduled principal payments. Consequently, the initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards:             The Mortgage Loans were underwritten to the
                                    guidelines of the Originator which have been approved by the Depositor.

Credit Enhancement:                 Credit Enhancement for the Certificates will
                                    be provided by a senior/subordinate shifting interest structure. The Class B Certificates are cross-collateralized and provide credit enhancement for the Class I-A, Class II-A,
                                    Class III-A, Class IV-A, Class V-A and Class
                                    M Certificates. In addition, the Class M
                                    Certificates provide additional credit
                                    enhancement for the Class I-A, Class II-A,
                                    Class III-A, Class IV-A and Class V-A
                                    Certificates.

Cash-Flow Description:              Distributions on the Certificates will be
                                    made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                    Available Funds:

                                    1.   Payment of interest to the holders of
                                         the Class I-A-1, Class I-X-1, Class
                                         II-A-1, Class II-X-1, Class III-A,
                                         Class IV-A and Class V-A Certificates
                                         at a rate equal to their respective
                                         Certificate Interest Rates (as
                                         described on the cover page hereof);

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 8

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    2.   Payment of principal to the holders of
                                         the Class I-A-1, Class II-A-1, Class
                                         III-A, Class IV-A and Class V-A
                                         Certificates in an amount equal to
                                         their respective Group's Senior
                                         Principal Distribution Amount; and

                                    3.   Payment of interest and principal
                                         sequentially to the Mezzanine and then
                                         to the Subordinate Certificates in
                                         order of their numerical class
                                         designations, beginning with the Class
                                         M and then Class B-1, so that each
                                         Mezzanine and Subordinate Class shall
                                         receive (a) interest at the weighted
                                         average of the Certificate Interest
                                         Rates of all Senior Certificates,
                                         except notional balances (weighted as
                                         described in Note 10 to the table on
                                         Page 4), and (b) principal in an amount
                                         equal to such class' pro rata share of
                                         the Subordinate Principal Distribution
                                         Amount.

                                    The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

                                    The Subordinate Principal Distribution
                                    Amount for each Distribution Date will
                                    generally be comprised of the pro rata share for the Mezzanine and Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the Senior Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 9

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Shifting Interest:                  The Senior Certificates will be entitled to
                                    receive 100% of the prepayments on the
                                    Mortgage Loans up to and including June
                                    2010. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus
                                    70%, 60%, 40%, 20% and 0% of the Subordinate
                                    Percentage (which includes the Mezzanine
                                    Percentage) over the next five years
                                    provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans allocated to the Mezzanine and Subordinate Certificates do not exceed
                                    30%, 35%, 40%, 45% or 50% of the aggregate
                                    principal balance of the Mezzanine and
                                    Subordinate Certificates as of the Closing
                                    Date, for each test date.

                                    Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to June 2006, 20% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date or b) after June 2006, 30% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date, then prepayments will be allocated on a pro rata basis.

                                    If doubling occurs prior to the third
                                    anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                              Page 10

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Allocation of Losses:               Realized Losses on the Mortgage Loans will
                                    be allocated to the most junior class of Certificates outstanding beginning with the
                                    Class B-6 Certificates, until the
                                    Certificate Principal Balance of each
                                    Subordinate Class has been reduced to zero.
                                    After the Class B Certificates have been reduced to zero, Realized Losses on the Mortgage Loans will be allocated to the Class M Certificates. Thereafter, Realized
                                    Losses on the Group I Mortgage Loans will be allocated to the Class I-A Certificates, Realized Losses on the Group II Mortgage
                                    Loans will be allocated to the Class II-A
                                    Certificates, Realized Losses on the Group
                                    III Mortgage Loans will be allocated to the Class III-A Certificates, Realized Losses on the Group IV Mortgage Loans will be allocated to the Class IV-A Certificates and Realized Losses on the Group V Mortgage
                                    Loans will be allocated to the Class V-A
                                    Certificates.

                                    Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       April 30, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                              Page 11

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                   April 30, 2003
bferguso                                                            08:51 AM EDT
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                     WAMMS 2003-AR02
========================================================================================================================
GROUPS              Percent    GWAC    NWAC   Min GWAC   Max GWAC   Avg Balance   Gr. Margin   Init Rate   Periodic Rate
========================================================================================================================
1. 3/1 JUMBO          18.94   5.179   4.779     4.250      6.125     515,103.06      2.254       5.000         1.000
------------------------------------------------------------------------------------------------------------------------
2. 5/1 JUMBO          46.55   5.454   5.054     4.625      6.250     507,454.79      2.289       5.000         1.000
------------------------------------------------------------------------------------------------------------------------
3. 3/1 Conforming      9.79   5.218   4.818     4.500      5.750     208,846.45      2.263       5.000         1.000
------------------------------------------------------------------------------------------------------------------------
4. 5/1 Conforming     19.86   5.451   5.051     4.750      6.875     212,692.36      2.288       5.000         1.000
------------------------------------------------------------------------------------------------------------------------
5. 7/1                 4.85   5.613   5.213     5.125      6.125     371,926.53      2.750       5.000         1.000
------------------------------------------------------------------------------------------------------------------------
TOTAL                100.00   5.386   4.986     4.250      6.875     354,827.73      2.302       5.000         1.000
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                         WAMMS 2003-AR02
=================================================================================================
GROUPS              Min Rate   Max Rate   Orig Term   Age    Rem Term    LTV     FICO    Mo. Roll
=================================================================================================
1. 3/1 JUMBO          2.254     11.179       360       0        360     76.68   709.54     36.18
-------------------------------------------------------------------------------------------------
2. 5/1 JUMBO          2.289     10.454       360       0        360     74.70   712.83     60.31
-------------------------------------------------------------------------------------------------
3. 3/1 Conforming     2.263     11.218       360       0        360     76.50   709.02     36.14
-------------------------------------------------------------------------------------------------
4. 5/1 Conforming     2.288     10.451       360       0        360     76.35   713.18     60.09
-------------------------------------------------------------------------------------------------
5. 7/1                2.750     10.613       360       1        359     64.95   736.20     83.02
-------------------------------------------------------------------------------------------------
TOTAL                 2.302     10.673       360       0        360     75.11   713.04     54.43
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Current Balance
================================================================================
CURRENT BALANCE              Group1   Group2   Group3   Group4   Group5    Total
================================================================================
    - 100,000                  0.00     0.00     1.60     2.03     1.86     0.65
--------------------------------------------------------------------------------
100,001 -   150,000            0.00     0.00    12.09     9.52     2.95     3.22
--------------------------------------------------------------------------------
150,001 -   200,000            0.00     0.00    18.49    17.94     2.68     5.50
--------------------------------------------------------------------------------
200,001 -   250,000            0.00     0.00    24.88    24.83     1.66     7.45
--------------------------------------------------------------------------------
250,001 -   300,000            0.00     0.00    26.29    31.21     4.43     8.99
--------------------------------------------------------------------------------
300,001 -   350,000            6.25     8.12    16.65    14.47     9.89     9.95
--------------------------------------------------------------------------------
350,001 -   400,000           19.38    17.16     0.00     0.00     9.97    12.14
--------------------------------------------------------------------------------
400,001 -   450,000           11.25    12.65     0.00     0.00     9.82     8.50
--------------------------------------------------------------------------------
450,001 -   500,000            9.71    12.48     0.00     0.00    19.81     8.61
--------------------------------------------------------------------------------
500,001 -   550,000            7.16     9.32     0.00     0.00     4.00     5.89
--------------------------------------------------------------------------------
550,001 -   600,000            6.72     7.54     0.00     0.00    19.52     5.73
--------------------------------------------------------------------------------
600,001 -   650,000           11.13     7.53     0.00     0.00     2.44     5.73
--------------------------------------------------------------------------------
650,001 -   700,000            4.62     2.95     0.00     0.00     7.84     2.63
--------------------------------------------------------------------------------
700,001 -   750,000            7.00     4.09     0.00     0.00     0.00     3.23
--------------------------------------------------------------------------------
750,001 -   800,000            3.83     3.38     0.00     0.00     0.00     2.30
--------------------------------------------------------------------------------
800,001 -   850,000            1.62     0.99     0.00     0.00     3.15     0.92
--------------------------------------------------------------------------------
850,001 -   900,000            1.70     2.43     0.00     0.00     0.00     1.46
--------------------------------------------------------------------------------
900,001 -   950,000            0.00     2.94     0.00     0.00     0.00     1.37
--------------------------------------------------------------------------------
950,001 - 1,000,000            8.60     5.85     0.00     0.00     0.00     4.35
--------------------------------------------------------------------------------
1,000,001 +                    1.03     2.57     0.00     0.00     0.00     1.39
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Loan to Value
================================================================================
LOAN TO VALUE                Group1   Group2   Group3   Group4   Group5    Total
================================================================================
0.01 -  30.00                  0.00     0.49     0.46     0.15     0.45     0.33
--------------------------------------------------------------------------------
30.01 - 40.00                  0.00     1.32     0.40     1.14     2.93     1.02
--------------------------------------------------------------------------------
40.01 - 50.00                  0.00     1.34     2.99     1.50     5.42     1.48
--------------------------------------------------------------------------------
50.01 - 60.00                  1.78     5.18     2.28     2.74    26.73     4.82
--------------------------------------------------------------------------------
60.01 - 65.00                  4.32     5.73     1.44     1.69     6.51     4.28
--------------------------------------------------------------------------------
65.01 - 70.00                  8.43     3.99     4.29     5.53    16.94     5.80
--------------------------------------------------------------------------------
70.01 - 75.00                 11.85    12.81     8.42    10.17    31.91    12.60
--------------------------------------------------------------------------------
75.01 - 80.00                 73.62    69.14    78.69    76.64     9.10    69.50
--------------------------------------------------------------------------------
85.01 - 90.00                  0.00     0.00     1.02     0.35     0.00     0.17
--------------------------------------------------------------------------------
90.01 - 95.00                  0.00     0.00     0.00     0.09     0.00     0.02
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                   April 30, 2003
bferguso                                                            08:51 AM EDT
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Loan to Value
================================================================================
LOAN TO VALUE                Group1   Group2   Group3   Group4   Group5    Total
================================================================================
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Gross Rate
================================================================================
CURRENT GROSS COUPON            1        2        3        4        5      Total
================================================================================
    - 4.999                   20.86     3.55    18.97     4.42     0.00     8.34
--------------------------------------------------------------------------------
5.000 - 5.249                 28.66    11.75    21.60    13.01     8.33    16.00
--------------------------------------------------------------------------------
5.250 - 5.499                 33.11    27.76    35.18    28.46    15.06    29.02
--------------------------------------------------------------------------------
5.500 - 5.749                 14.68    38.13    18.95    32.13    30.76    30.26
--------------------------------------------------------------------------------
5.750 - 5.999                  2.30    16.59     5.30    18.96    39.25    14.35
--------------------------------------------------------------------------------
6.000 - 6.249                  0.39     1.68     0.00     2.86     6.60     1.75
--------------------------------------------------------------------------------
6.250 - 6.499                  0.00     0.54     0.00     0.00     0.00     0.25
--------------------------------------------------------------------------------
6.500 - 6.749                  0.00     0.00     0.00     0.08     0.00     0.02
--------------------------------------------------------------------------------
6.750 - 6.999                  0.00     0.00     0.00     0.09     0.00     0.02
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Credit Score
================================================================================
FICO SCORE                      1        2        3        4        5      Total
================================================================================
  - 600                        0.00     0.19     0.00     0.00     0.00     0.09
--------------------------------------------------------------------------------
621 - 640                      0.00     1.19     1.20     0.82     0.00     0.83
--------------------------------------------------------------------------------
641 - 660                      7.03     3.88     6.25     4.71     0.00     4.69
--------------------------------------------------------------------------------
661 - 680                     20.71    14.54    16.74    14.61     8.39    15.64
--------------------------------------------------------------------------------
681 - 700                     18.71    22.36    23.97    24.40    20.44    22.14
--------------------------------------------------------------------------------
701 - 720                     14.43    20.66    17.12    16.86    17.23    18.21
--------------------------------------------------------------------------------
721 - 740                     16.93    12.94    12.78    12.57     9.79    13.46
--------------------------------------------------------------------------------
741 - 760                      8.34    11.11     9.76    12.90     8.82    10.70
--------------------------------------------------------------------------------
761 - 780                      9.88     7.52     7.69     7.93    12.04     8.29
--------------------------------------------------------------------------------
781 - 800                      3.95     4.52     3.94     4.76    18.34     5.08
--------------------------------------------------------------------------------
801 +                          0.00     1.08     0.54     0.44     4.95     0.89
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Original Term
================================================================================
STATED ORIGINAL TERM            1        2        3        4        5      Total
================================================================================
360 - 360                    100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Gross Margin
================================================================================
GROSS COUPON MARGIN             1        2        3        4        5      Total
================================================================================
2.250 - 2.499                 99.28    92.41    97.39    92.74     0.00    89.78
--------------------------------------------------------------------------------
2.750 - 2.999                  0.72     7.46     2.61     6.98   100.00    10.11
--------------------------------------------------------------------------------
3.250 - 3.499                  0.00     0.13     0.00     0.28     0.00     0.11
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                   April 30, 2003
bferguso                                                            08:51 AM EDT
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Maximum Rate
================================================================================
ARM MAX RATE                    1        2        3        4        5      Total
================================================================================
9.500 - 9.999                  0.00     3.55     0.00     4.42     0.00     2.53
--------------------------------------------------------------------------------
10.000 - 10.499                0.34    39.51     0.00    41.47    23.39    27.83
--------------------------------------------------------------------------------
10.500 - 10.999               20.53    54.72    18.97    51.10    70.01    44.77
--------------------------------------------------------------------------------
11.000 - 11.499               61.76     2.22    56.78     2.86     6.60    19.18
--------------------------------------------------------------------------------
11.500 - 11.999               16.99     0.00    24.25     0.16     0.00     5.62
--------------------------------------------------------------------------------
12.000 - 12.499                0.39     0.00     0.00     0.00     0.00     0.07
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            State
================================================================================
STATE                           1        2        3        4        5      Total
================================================================================
AR                             0.00     0.00     0.00     0.18     0.00     0.04
--------------------------------------------------------------------------------
AZ                             2.64     2.93     7.55     4.67     1.70     3.62
--------------------------------------------------------------------------------
CA                            70.83    75.95    48.19    51.60    61.53    66.73
--------------------------------------------------------------------------------
CO                             3.49     1.28     8.49     4.64     6.55     3.33
--------------------------------------------------------------------------------
CT                             1.04     0.19     0.94     0.00     2.60     0.51
--------------------------------------------------------------------------------
DC                             0.00     0.29     0.27     0.00     0.00     0.16
--------------------------------------------------------------------------------
DE                             0.00     0.00     0.00     0.00     1.82     0.09
--------------------------------------------------------------------------------
FL                             2.65     2.64     4.20     3.33     0.00     2.80
--------------------------------------------------------------------------------
GA                             1.25     2.45     7.25     9.50     5.46     4.24
--------------------------------------------------------------------------------
ID                             0.00     0.70     0.17     0.00     0.00     0.34
--------------------------------------------------------------------------------
IL                             0.00     0.00     1.74     0.52     0.00     0.27
--------------------------------------------------------------------------------
IN                             0.78     0.00     0.00     0.00     0.00     0.15
--------------------------------------------------------------------------------
KS                             0.00     0.00     0.18     0.00     0.00     0.02
--------------------------------------------------------------------------------
MA                             0.42     0.96     1.66     0.00     0.00     0.69
--------------------------------------------------------------------------------
MD                             0.36     0.74     0.71     0.22     0.58     0.56
--------------------------------------------------------------------------------
ME                             0.00     0.00     0.00     0.20     0.00     0.04
--------------------------------------------------------------------------------
MI                             0.00     0.64     0.29     0.00     0.41     0.35
--------------------------------------------------------------------------------
MN                             0.95     0.27     0.21     0.14     0.00     0.35
--------------------------------------------------------------------------------
MO                             0.00     0.00     0.00     0.22     0.00     0.04
--------------------------------------------------------------------------------
MT                             0.00     0.15     0.00     0.00     0.00     0.07
--------------------------------------------------------------------------------
NC                             2.09     0.87     2.27     3.81     4.09     1.98
--------------------------------------------------------------------------------
NE                             0.00     0.00     0.00     0.28     0.00     0.06
--------------------------------------------------------------------------------
NH                             0.35     0.34     0.00     0.12     0.00     0.25
--------------------------------------------------------------------------------
NJ                             0.34     0.26     1.32     0.47     1.14     0.46
--------------------------------------------------------------------------------
NM                             0.00     0.00     0.00     0.19     0.00     0.04
--------------------------------------------------------------------------------
NV                             1.08     0.00     0.38     0.67     2.21     0.48
--------------------------------------------------------------------------------
NY                             1.48     0.95     0.00     1.26     0.00     0.97
--------------------------------------------------------------------------------
OH                             0.00     0.39     0.79     0.00     0.00     0.26
--------------------------------------------------------------------------------
OK                             0.00     0.00     0.00     0.08     0.00     0.02
--------------------------------------------------------------------------------
OR                             1.49     0.96     3.50     4.32     1.82     2.02
--------------------------------------------------------------------------------
PA                             0.00     0.49     0.97     0.76     0.56     0.50
--------------------------------------------------------------------------------
SC                             0.76     0.30     1.51     0.98     0.00     0.62
--------------------------------------------------------------------------------
TN                             1.37     0.25     0.33     0.36     0.00     0.48
--------------------------------------------------------------------------------
TX                             2.68     1.37     0.89     1.09     0.00     1.45
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                   April 30, 2003
bferguso                                                            08:51 AM EDT
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       State
================================================================================
 STATE                          1        2        3        4        5      Total
================================================================================
UT                             0.64     1.31     1.00     0.98     0.00     1.02
--------------------------------------------------------------------------------
VA                             0.35     0.76     0.80     0.72     2.91     0.78
--------------------------------------------------------------------------------
WA                             2.95     2.56     3.95     8.68     6.63     4.18
--------------------------------------------------------------------------------
WI                             0.00     0.00     0.43     0.00     0.00     0.04
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Net Rate
================================================================================
CURRENT NET COUPON              1        2        3        4        5      Total
================================================================================
   - 4.999                    82.63    43.06    75.75    45.88    23.39    53.36
--------------------------------------------------------------------------------
5.000 - 5.249                 14.68    38.13    18.95    32.13    30.76    30.26
--------------------------------------------------------------------------------
5.250 - 5.499                  2.30    16.59     5.30    18.96    39.25    14.35
--------------------------------------------------------------------------------
5.500 - 5.749                  0.39     1.68     0.00     2.86     6.60     1.75
--------------------------------------------------------------------------------
5.750 - 5.999                  0.00     0.54     0.00     0.00     0.00     0.25
--------------------------------------------------------------------------------
6.000 - 6.249                  0.00     0.00     0.00     0.08     0.00     0.02
--------------------------------------------------------------------------------
6.250 - 6.499                  0.00     0.00     0.00     0.09     0.00     0.02
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Remaining Term
================================================================================
REMAINING TERM                  1        2        3        4        5      Total
================================================================================
241 - 359                      4.18     2.61     8.42     6.84    57.08     6.96
--------------------------------------------------------------------------------
360 - 360                     64.56    62.79    55.17    62.19    27.57    60.55
--------------------------------------------------------------------------------
361 +                         31.26    34.60    36.42    30.97    15.35    32.49
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Purpose
================================================================================
LOAN PURP                       1        2        3        4        5      Total
================================================================================
Cash Out Refinance            29.01    26.00    25.70    26.15    26.56    26.60
--------------------------------------------------------------------------------
Consolidation                  0.00     0.18     0.00     0.00     0.00     0.08
--------------------------------------------------------------------------------
Purchase                      43.87    39.69    47.44    43.37    26.09    41.31
--------------------------------------------------------------------------------
Rate/Term Refinance           27.12    34.13    26.87    30.48    47.34    32.01
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Occupancy
================================================================================
OCCTYPE                         1        2        3        4        5      Total
================================================================================
Non-Owner Occupied             2.25     0.17     3.08     2.23     2.35     1.36
--------------------------------------------------------------------------------
Owner Occupied                97.75    99.13    96.34    96.69    95.83    97.95
--------------------------------------------------------------------------------
Second Home                    0.00     0.71     0.58     1.08     1.82     0.69
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                   April 30, 2003
bferguso                                                            08:51 AM EDT
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Property Type
================================================================================
PROPTYPE                        1        2        3        4        5      Total
================================================================================
2-4 Family                    68.75    65.53    53.19    56.61    35.58    61.71
--------------------------------------------------------------------------------
Condo                          4.87     5.04    14.91    15.85     1.19     7.93
--------------------------------------------------------------------------------
Manufactured                   0.47     0.00     1.54     0.00     0.38     0.26
--------------------------------------------------------------------------------
PUD                           25.90    29.07    25.72    24.73    35.56    27.59
--------------------------------------------------------------------------------
Single                         0.00     0.36     4.64     2.82    27.29     2.51
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Months to Roll
================================================================================
MO ROLL                         1        2        3        4        5      Total
================================================================================
25 - 30                        1.00     0.00     0.00     0.00     0.00     0.19
--------------------------------------------------------------------------------
31 - 36                       67.74     0.00    63.58     0.00     0.00    19.05
--------------------------------------------------------------------------------
37 - 42                       31.26     0.00    36.42     0.00     0.00     9.49
--------------------------------------------------------------------------------
43 - 48                        0.00     0.00     0.00     0.08     0.00     0.02
--------------------------------------------------------------------------------
49 - 54                        0.00     0.00     0.00     0.25     0.00     0.05
--------------------------------------------------------------------------------
55 - 60                        0.00    65.40     0.00    68.71     0.00    44.10
--------------------------------------------------------------------------------
61 - 66                        0.00    34.60     0.00    30.97     0.00    22.26
--------------------------------------------------------------------------------
79 - 84                        0.00     0.00     0.00     0.00    84.65     4.11
--------------------------------------------------------------------------------
85 - 90                        0.00     0.00     0.00     0.00    15.35     0.75
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Documentation
================================================================================
DOCTYPE                      Group1   Group2   Group3   Group4   Group5    Total
================================================================================
Full/ALT                      23.35    25.62    26.26    27.71    45.12    26.61
--------------------------------------------------------------------------------
Limited                       76.65    74.38    73.74    72.29    54.88    73.39
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.